EXHIBIT 23(g)



                                     CONSENT


     We hereby consent to the inclusion and summarization of our opinion, dated May 31, 1995, in this Registration Statement on Form S-4 and to all references to our firm included in or made part of this Registration Statement on Form S-4.


                                   FAHNESTOCK & CO. INC.




                                   By/S/ Henry P. Williams
                                     ------------------------
                                     Henry P. Williams
                                     Senior Vice President



New York, New York
August 7, 1995